Exhibit 10.1

AMENDMENT NUMBER TWO TO
FFE TRANSPORTATION SERVICES, INC.
401(K) WRAP PLAN
(RESTATED EFFECTIVE FEBRUARY 1, 2000)

    WHEREAS, FFE Transportation Services, Inc., a Texas corporation, (hereinafter referred to as "Company") previously established the FFE Transportation Services, Inc. 401(k) Wrap Plan (Restated Effective February 1, 2000) (the “Wrap Plan”) for the benefit of a select group of its management and highly compensated Employees and their Beneficiaries; and

    WHEREAS, the American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986, as amended (the “Code”), which applies to non-qualified deferred compensation plans as of January 1, 2005; and

    WHEREAS, during 2006, the Company intends to adopt a 2005 Wrap Plan (the “2005 Plan”) that (i) will comply in all respects with Code Section 409A, (ii) will be effective as of January 1, 2005, and (iii) will apply to all amounts subject to Code section 409A, including deferrals elected by Participants on or after January 1, 2005, and deferrals under the Wrap Plan that were not vested as of December 31, 2004; and

    WHEREAS, under IRS Notice 2005-1, employers may amend previously adopted nonqualified deferred compensation plans to allow participants to make new payment elections on or before December 31, 2005, with respect to amounts subject to Code Section 409A, and the Company desires to permit Participants to make new payment elections in accordance with this transition rule, which will apply only to amounts subject to Code Section 409A that become subject to the terms of the 2005 Plan; and

    WHEREAS, the Company has reserved the right to amend the Wrap Plan from time to time.

    NOW, THEREFORE, the Company hereby amends the Wrap Plan as follows, effective January 1, 2005:

1. A new Article XV, Section 409A Transition Provisions, is hereby added to the Wrap Plan, to provide as follows:

ARTICLE XV
CODE SECTION 409A TRANSITION PROVISIONS

15.1
EFFECTIVE DATE OF CODE SECTION 409A RULES. Code Section 409A shall apply to that portion of Participants’ Accounts which as of December 31, 2004, were not earned and vested (as defined in Code Section 409A). In addition, Code Section 409A shall apply to any amounts deferred or allocated under the Plan on or after January 1, 2005. References herein to “Accounts subject to Code Section 409A” shall refer solely to the amounts described in the preceding two sentences. Code Section 409A shall not apply to the portion of Participants’ Accounts that were earned and vested as of December 31, 2004, together with earnings thereon (the “Grandfathered Accounts”). The Company shall adopt no amendments to the Plan that would materially enhance an existing benefit or right or add a new material benefit or right with regard to the Grandfathered Accounts.

15.2
NEW PAYMENT ELECTIONS WITH RESPECT TO ACCOUNTS SUBJECT TO CODE SECTION 409A. In accordance with IRS Notice 2005-1 Q&A #19(c), Participants shall be permitted to make new payment elections by delivery of a new Participant Enrollment and Election Form to the Company on or before December 31, 2005. Such new payment elections may specify a new Distribution Date and a new payment method for all Accounts subject to Code Section 409A. A Participant shall make new payment elections in accordance with procedures established by the Committee.

15.3
FURTHER AMENDMENTS TO THE PLAN. Accounts subject to Code Section 409A shall be administered in accordance with the requirements of Code Section 409A and the regulatory guidance issued thereunder. The Company reserves the right, during 2006, to either amend and restate the Plan to comply with the requirements of Code Section 409A or to adopt a separate 2005 Wrap Plan to contain all amounts held in the Accounts subject to Section 409A and any and all provisions required under Code Section 409A, and to further amend the Plan to whatever extent it deems necessary or appropriate in light of regulatory guidance issued under Code Section 409A.

    IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and on its behalf this 22nd day of December, 2005.

COMPANY:
FFE TRANSPORTATION SERVICES, INC.
By: /s/ Stoney M. Stubbs, Jr.
Stoney M. Stubbs, Jr. Chairman of the Board of Directors and President (Principal Executive Officer)